UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2024

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Notice of Prior Noncompliance and Subsequent Compliance with Nasdaq Listing Rules

On July 8, 2024, Oncocyte Corporation (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (the “Nasdaq”) stating that the Company was previously not in compliance, and subsequently regained compliance, with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2). Specifically, the Notice stated that, as a result of the previously disclosed passing away of director Alfred D. Kingsley on April 25, 2024, the Company no longer complied with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2), which, in relevant parts, require a majority of the Company’s board of directors (the “Board”) to be comprised of independent directors under the Nasdaq Listing Rules and require the audit committee of the Board to consist of at least three members, each of whom must be an independent director under the Nasdaq Listing Rules and meet the heightened independence standards for audit committee members under the Nasdaq Listing Rules and the Securities Exchange Act of 1934, as amended.

The Notice further indicated that, subsequent to the occurrence of such noncompliance but prior to the date of the Notice, the Staff determined that the Company regained compliance with the Rules as a result of the Company’s determination, effective July 1, 2024, that existing director and newly appointed audit committee member Andrew Arno qualifies as “independent” in accordance with Nasdaq Listing Rule 5605(a)(2), as well as the additional independence standards for audit committee and compensation committee members, under Nasdaq Listing Rule 5605(c)(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and under Nasdaq Listing Rule 5605(d)(2), respectively, which independence determination by the Company was previously disclosed in the Company’s Current Report on Form 8-K filed on July 5, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 12, 2024	By:	/s/ Joshua Riggs
Joshua Riggs
President and Chief Executive Officer